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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 1999



                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)



                 Delaware                                   22-2889587
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     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                     Identification No.)

     5555 San Felipe Road, Houston, TX                        77056
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  (Address of principal executive offices)                  (Zip Code)

                                 (713) 877-8006
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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     (Former name, former address and former fiscal year, if changed since last report.)



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Item 5. Other Events

        On December 28, 1999, KCS Energy, Inc. issued a press release regarding a restructuring agreement. A copy of the press release is attached hereto as
Exhibit 20.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

        Exhibit 20
        Press release dated December 28, 1999.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                KCS Energy, Inc.




January 5, 2000                                 /s/ Frederick Dwyer
                                                -------------------
                                                    Frederick Dwyer
                                                    Vice President, Controller
                                                     and Secretary


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                                 EXHIBIT INDEX

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

Exhibit
Number                                                  Description
-------                                                 -----------
  20                                       Press release dated December 28, 1999
